BANK LOANS	12 Months Ended
Dec. 31, 2011
Bank Loans [Abstract]
BANK LOANS
10.	BANK LOANS

Bank loans comprised:

	2011	2011	2010
	US$	RMB	RMB
	(In thousands)

Short-term bank loans	21,425	135,000	80,311
Long-term bank loan	1,550	9,764	10,263
Less: current portion	(21,425)	(135,000)	(80,311)
	1,550	9,764	10,263

Hainan Jinpan has a working capital credit facility from the Bank of China for RMB 130.0 million.  As of December 31, 2011, there was RMB 50 million outstanding balance under this credit facility. This credit facility bears interest at the prime rate declared by the Bank of China. Our borrowings under this credit facility accrued interest at an average interest rate 6.5%% per annum for the year ended December 31, 2011. This facility will expire in November 2012 and we intend to extend the facility for another yearHainan Jinpan has an unsecured letter of credit facility from Bank of Communication for RMB 120 million. As of December 31, 2011, there was RMB 40 million outstanding under this credit facility. This credit facility bears interest at the benchmark rate set by the People’s Bank of China.. This credit facility will expire in August 2012.

Hainan Jinpan has an unsecured letter of credit facility from the Bank of China for RMB 173 million.  This credit facility bears interest at LIBOR plus a margin rate.  As of December 31, 2011, there was no outstanding balance under this credit facility.  This facility will expire in November 2012 and we intend to extend the facility for another year.

Hainan Jinpan has an oral agreement of working capital credit facility from the Industrial and Commercial Bank of China for RMB 260 million. This credit facility bears interest at the benchmark rate set by the People’s Bank of China. As of December 31, 2011, there was RMB 10 million outstanding under this credit facility.

Shanghai Jinpan has an oral credit facility from Bank of Communication for RMB 110 million of which RMB50 million was working capital facility and RMB 60 million was letter of credit facility. As of December 31, 2011, there was no outstanding balance under this credit facility. This credit facility bears an interest rate that is benchmark rate set by People’s Bank of China.  This credit facility will expire in April 2012 and we are in the process of renewing this credit facility.

Shanghai Jinpan has an unsecured letter of  credit facility from bank of China for RMB 120 million of which 50 million was working capital facility and RMB 70 million was letter of credit facility. This credit facility bears interest according to the benchmark rate set by bank of China. As of December 31, 2011, there was RMB 35 million outstanding balance under this credit facility.

Jinpan Realty has a long term mortgage bank loan of US$1.7 million from Enterprise Bank in USA for purchasing the land and building, which constitute our U.S. offices, in 2009. The loan was secured by the property. The interest rate is fixed at 6% for first 5 years. Thereafter, the rate shall be reset at the then current five year U.S. treasury rate plus 2% for the remainder term of the loan. The term of the loan is 20 years.   There was approximately RMB 9.8 million (US$1.6 million) outstanding as of December 31, 2011. The table below reflects the principal balance due for the next five years.

Year	2012	2013	2014	2015	2016	thereafter
Principal Due in RMB	313,123	334,408	355,320	377,556	399,723	7,984.053